UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2007

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2007, Rodger A. Lawson, Vice Chairman responsible for the International Insurance and Investments Division, notified Prudential Financial, Inc. (the “Company”) of his resignation, effective on or before May 1, 2007, which the Company subsequently accepted. The Company plans to announce a successor in the near future. Mr. Lawson will assist with the orderly transition of his responsibilities.

Item 7.01 Regulation FD Disclosure

The Company’s news release, dated March 9, 2007, announcing Mr. Lawson’s resignation is being furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	News release of Prudential Financial, Inc., dated March 9, 2007, announcing the resignation of Rodger A. Lawson (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2007

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian J. Morris
Name:	Brian J. Morris
Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	News release of Prudential Financial, Inc., dated March 9, 2007, announcing the resignation of Rodger A. Lawson (furnished and not filed).